Exhibit 99.1
2011 Investor Presentation January

Certain statements and information in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Section 27A of the Securities Act. The words "believe," "anticipate," "plan," "intend," "foresee," "guidance," "potential," "expect," "should," "will" or similar expressions are intended to identify forward-looking statements (including those contained in certain visual depictions) in this presentation within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the Company's current expectations and/or beliefs concerning future events. As a result, these forward-looking statements rely on a number of assumptions, forecasts, and estimates and, as a result, these forward-looking statements are subject to a number of risks and uncertainties that may cause the Company's actual performance to differ materially from that projected in such statements. Among the factors that could cause actual results to differ materially include, but are not limited to, industry cyclicality and seasonality and adverse weather conditions; ability to service the Company's debt; fluctuations in customer demand and other patterns; raw material pricing and supply; competitive activity and pricing pressure; general economic conditions affecting the construction industry; financial crises or fluctuations in the U.S. and abroad; changes in laws or regulations; and the volatility of the Company's stock price. See also Item 1A "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2010, which identifies other important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. The Company expressly disclaims any obligation to release publicly any updates or revisions to these forward-looking statements to reflect any changes in its expectations. This presentation may also contain non-GAAP financial information. The Company's management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of the Company's financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. For a reconciliation of any non-GAAP measures presented in this document, you may find a reconciliation of that measure to the most directly comparable financial measure calculated according to GAAP in the Appendix section of this presentation as well as on the Company's web site by following the Investor Relations link to access statements filed by the Company with the Securities and Exchange Commission. 2 Safe Harbor

Mission Statement It is our mission to produce sustainable products and systems, for the metal construction industry, of enduring quality that enhance the beauty, form and function of structures in which people work, live, play, learn, worship and use for storage and protection. 3

It is the vision of NCI to be the undisputed leader in the U.S. building construction industry by providing superior products and services through our metal coil coating, metal components and custom metal building systems divisions. 4 Vision Statement

The Market

6 Nonresidential Market Segments

Significant operating expertise Management averages 16 years of experience in the Metal Building Manufacturing industry Proven ability to operate and grow the business and in the current downturn to execute cost reduction initiatives Leading market positions in all operating segments High quality, well respected stable of brands marketed through a broad network of builders and distributors Large variety of products and services Participates in highly fragmented markets and has attractive spread of risk in terms of geography, end market applications and customer concentration 32 manufacturing plants located throughout North America operated in an efficient "hub-and-spoke" network Places manufacturing and distribution operations closer to our customers Affiliated builder network and architectural relationships provide substantial and extended channels to market Each segment uses same type of steel Ability to receive contract pricing without long-term contracts Significant ability to flex manufacturing infrastructure and ESG&A levels to changes in volume Vertically integrated producer enabling faster turnaround times - majority of orders are completed in 1 - 3 months Positioned to capitalize on material conversion trends and green initiative Actively pursuing market leading initiatives Leading Market Positions and Strong Brands Motivated and Experienced Management Team Integrated Business Model Well Positioned for Growth Efficient Distribution Model High Volume Producer with Flexible Cost Structure 7 NCI's Strategic Positioning

Three Integrated Segments

SEGMENT	METAL COIL COATING	METAL COMPONENTS	ENGINEERED BUILDING SYSTEMS
Focus	Cleaning, treating & painting flat rolled metal coil substrates	Metal roof & wall systems, metal partitions, metal doors, etc.	Engineered building systems for low rise nonresidential markets
Key Products			
Product Utilization	Used by manufacturers of metal components and engineered building systems (NCI's other segments used approximately 54% of production). Also sold to other manufacturers of painted metal goods, such as the appliance industry.	Roof and wall systems with specialized product lines such as insulated metal panels and standing seam roof panels for architectural and commercial/industrial applications, as well as traditional single-skin, thru-fastener panels primarily used for agricultural and residential facilities; secondary structural (purlins and girts), as well as ancillary accessories such as doors and trim.	Custom designed, engineered, ready for assembly primary structural framing, secondary structural members (purlins, girts) and metal roofs/walls.
NCI Companies	METAL COATERS METAL PREP	MBCI DBCI ABC METAL DEPOTS IPS	METALLIC MID-WEST A&S BUILDING SYSTEMS STAR BUILDINGS STEEL SYSTEMS AMCSCO HERITAGE BUILDING SYSTEMS Garco Building Systems ALL AMERICAN SYSTEMS Robertson STEELBUILDING.COM Ceco Building Systems
FY2010 % of Total Revenue	7%	38%	55%
FY2010 % of Total EBITDA[1]	37%	62%	1%

[1]Segment EBITDA excludes Corporate Costs of $42.4 MM

8

State as of close of 2010 unless otherwise noted 172 330 5 54% 30% 16% 9 Cleans, treats, coats and paints flat-rolled metal coil substrates Slits and/or embosses coated coils Manufacturers of painted steel products: Metal Buildings Light Fixtures HVAC Water Heater Jackets Walk-in Coolers PRODUCTS CUSTOMERS Light Gauge Coil Coating Light Gauge Coil Coating Light Gauge Coil Coating Est. Rank % Market Share Precoat Metals Division 1 18% Roll Coater, Inc. 2 15% NCI 3 12% Steelscape 4 9% SDI 5 8% Others N/A 38% Total 100% Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Heavy Gauge Hot Rolled Steel Coating Est. Rank % Market Share NCI 1 41% Hanna Steel 2 26% Midwest Metal Coaters 3 16% SDI 4 10% Others N/A 7% Total 100% Source: 2010 NCI Estimates STATS (Volume in tons) Internal: External: Construction All Other MARKET SHARE PERFORMANCE No. of Customers: No. of Employees: No. of Plants: Metal Coil Coating END USE (FY 2010)

27,423 916 18 28% 49% 20% 3% State as of close of 2010 unless otherwise noted PRODUCTS 10 CUSTOMERS Small, medium and large contractors Specialty roofers Engineered building fabricators Distributors/lumberyards End users Pre-formed metal roof and wall systems Insulated metal panels Secondary structural members Flashings and accessories Roll-up doors and interior partition systems Metal Components Metal Components Metal Components Est. Rank % Market Share NCI 1 12% Fabral 2 8% Metal Sales 3 7% McElroy 4 5% Firestone 5 5% Others N/A 63% Total 100% Source: 2010 NCI Estimates No. of Customers: No. of Employees: No. of Plants: STATS (Volume in tons) Internal: External: Commercial & Industrial Ag & Res Retail END USE (FY 2010) MARKET SHARE PERFORMANCE Metal Components

State as of close of 2010 unless otherwise noted 3,382 2,026 9 (CHART) 11 Custom engineered buildings Self-storage mini-warehouses Long Bay(r) System Engineered Building Systems Engineered Building Systems Engineered Building Systems Est. Rank % Market Share NCI 1 28% BlueScope Buildings 1 28% Nucor Building Systems 3 24% Others N/A 20% Total 100% PRODUCTS CUSTOMERS Builder network General contractors Developers Custom fabrication customers End users No. of Builders: No. of Employees: No. of Plants: STATS (Volume in tons) Commercial & Industrial Institutional Agricultural END USE (FY 2010) MARKET SHARE PERFORMANCE SALES CHANNEL 61% 25% 14% Authorized Builders/Erectors Direct Sales Resellers/Private Label Non-Affiliated Builders Engineered Building Systems Source: 2010 NCI Estimates

12 Architectural Market Activity ARCHITECTURAL BILLINGS INDEX (CHART)

(CHART) Square Feet (in millions) 13 Nonresidential Construction Activity Historical and Forecast Volume for Square Feet Millions of Square Feet Source: McGraw-Hill McGraw-Hill Linear Trend

(CHART) Nonresidential Industrial Vacancy Rates 14 Vacancy Rate Square Feet (in millions) Nonresidential Industrial Vacancy Rates vs. Construction Activity

(CHART) 15 GDP vs. Construction Activity Percentage Change Correlation 0.85 % Change GDP % Change Construction Activity Source: McGraw-Hill

(CHART) 16 Historical Performance & Nonresidential Activity Adjusted EBITDA (Dollars in millions) U.S. Nonresidential Construction (Square Feet in billions) Source: McGraw-Hill (Dotted line represents projection)

(CHART) 17 Historical Performance & Steel Price Activity Adjusted EBITDA (Dollars in millions) CRU Index in October

Steel Price Activity The CRU North American Steel Price Index has been published by the CRU since 1994. It's based on a survey of industry participants and is commonly used in the settlement of physical and financial contracts within the steel industry. The prices surveyed are purchases for forward delivery, according to lead time, which will vary by approximately one to two months. To better align with NCI's fiscal year, the values shown are from October of each year. (1994 Index = 100) NCI Plan 18 CRU North American Steel Price Index (CHART)

(CHART) 19 Material Cost Comparisons Over Time Producer Price Index thru October 2010

Financial Overview

Historical Financial Perspective 21

(CHART) 22 Adjusted Operating Segment Results Fiscal Year 2009 THIRD PARTY SALES $965 million Fiscal Year 2009 ADJUSTED OP PROFIT $59 million (1) (1) Before corporate expenses, in addition see Appendix for the reconciliation of the non-GAAP financial measure to the GAAP financial measure. (2) Engineered Building Systems incurred an adjusted operating loss for fiscal year 2010. (CHART) (CHART) Fiscal Year 2010 THIRD PARTY SALES $871 million Fiscal Year 2010 ADJUSTED OP PROFIT $29 million (1) (CHART) Fiscal Year 2009 vs. Fiscal Year 2010

Strategy

24 Five-Year Growth Strategy Corporate-Wide Initiatives Fixed cost containment as the nonresidential construction market improves is our top corporate-wide initiative Continue to identify and assess opportunistic acquisitions Enhance plant utilization through expanded use of our Hub & Spoke Distribution model Continue to focus on leveraging Technology and Automation to be lowest cost producer Coatings Division Diversify external customer base to substantially increase toll and package sales Continue to leverage efficiency improvements to be lowest cost producer Open our recently purchased Middletown, Ohio coating facility Components Division Expand Insulated Panel product offering utilizing our new state-of-the-art manufacturing facility in Jackson, MS and other future locations Accelerate and expand Nu-Roof, our retrofit roofing product Buildings Division Marketing and Sales initiatives that enhance geographic and end market focus Reduce cycle time and costs through virtual centralization of Engineering and Drafting based on common suite of engineering applications Improving manufacturing efficiencies through the enhancement of our supply chain

25 2009 Operational Restructuring Buildings Group Reduced manufacturing facilities from 16 to 9 Maintained customer touch points (sales/service) Transitioned to a single leadership role for both RCC & NCI buildings groups Manufacturing operations reorganized Engineering and Drafting reorganized Components Group Reduced manufacturing facilities from 22 to 18 Maintained the necessary footprint to service external customers and provide support for the Buildings group's needs

Employee Reduction (CHART) 26 Employee Count

MANUFACTURING PLANTS BEFORE AFTER COATERS COMPONENTS BUILDINGS TOTAL 5 22 16 43 5 18 9 32 27 NCI Manufacturing Plants After Reductions Before After

28 Significant Cost Reductions Completed Cost Reduction Summary (in thousands) Cost Reduction Cost Reduction Cost Reduction Cost Reduction Headcount Reduction Headcount Reduction Headcount Reduction By Segment Fixed Costs 1 Direct Variable Costs 2 Total Cost Savings % Reduction Number % Reduction Buildings $88,205 $374,188 $462,393 48.2% 1,530 41.8% Components 23,016 152,532 175,548 33.9% 547 36.7% Coaters 2,321 29,326 31,647 46.8% 40 10.3% Corporate 7,703 5,319 13,022 20.2% 61 25.3% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% By Cost Line Item Cost of Goods $71,250 $522,664 $593,914 44.8% 1,619 43.3% Engineering 19,004 3,573 22,577 41.9% 217 33.0% SG&A 30,991 35,128 66,119 28.6% 342 24.7% Total $121,245 $561,365 $682,610 42.4% 2,178 37.7% (1) Fixed cost reductions represent 30% of total 2008 fixed costs. (2) Direct variable costs include such items as Materials, Bonus, Commission, etc. that will vary based on NCI's performance without any other action.

29 Insulated Panels: Product & Process Photos Polyisocyanurate Insulation Exterior Metal Skin Interior Metal Skin Wide range of market and construction applications Improves thermal performance Increases energy efficiency Supports many LEED and green requirements Reduces a building's operational expenses Easy installation accelerates construction schedules

30 Retrofit Roofing BEFORE Structural Build-Up AFTER Provides a sloped roof solution that overcomes issues commonly associated with a flat roof including water runoff Can be applied over existing roof system, eliminating tear-off and accelerating production schedule Has all the benefits provided by a metal roofing system including: Low maintenance and associated costs Improves aesthetics of existing roof Highly durable with a life expectancy of up to 40-years

Financial Data

(CHART) 32 Historical Performance * Adjusted Earnings (Loss) per Diluted Share is a non-GAAP financial measure which is reconciled to the most comparable GAAP financial measure as indicated in the Appendix. The Adjusted Earnings (Loss) per Diluted Share has been retrospectively adjusted for the Reverse Stock Split that occurred on March 5, 2010. * Adjusted EBITDA is defined in the Company's credit facilities and is calculated within the Appendix. Adjusted Earnings (Loss) Per Diluted Share* Adjusted EBITDA* (CHART) (CHART) Sales (in millions) (in millions)

(CHART) 33 *Sales amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations. Seasonal Trends For Fiscal Q1 2004 through Q4 2010 Sales (in millions) Adjusted EBITDA (in millions)

34 NCI Capital Structure Over Time $234 $333 $408 (CHART) (CHART) NCI Sales NCI's Capital Structure (in millions) (in millions) (CHART) Overall Nonresidential Construction Spending (in billions)

Cash Flow

($ in thousands)	2003	2004	2005	2006	2007	2008	2009	2010
Operating Cash Flow								
Net Income (Loss)	22,800	44,890	51,337	68,946	58,568	73,278	(750,796)[a]	**(26,877)**
Depreciation & Amortization	23,007	22,974	24,488	31,092	36,242	36,333	33,531	**34,504**
Other Non-cash items	4,284	10,029	14,540	13,804	6,418	19,727	759,597[a]	**5,311**
Changes in Working Capital	19,177	(54,163)	27,902	7,672	36,397	(89,144)	53,004	**(6,632)**
Operating Cash Flow	69,268	23,730	118,267	121,514	137,625	40,194	95,336	**6,306**
Investing Cash Flow								
Acquisitions	(4,310)	---	(27,399)	(366,598)	(20,086)	---	---	**---**
Capital Expenditures	(17,912)	(9,327)	(19,524)	(27,056)	(42,041)	(24,803)	(21,657)	**(14,030)**
Other	3,891	3,316	1,118	308	5,764	6,113	2,589	**767**
Investing Cash Flow	(18,331)	(6,011)	(45,805)	(393,346)	(56,363)	(18,690)	(19,068)	**(13,263)**
Financing Cash Flow								
Debt Repayment	(48,550)	(243,750)	(23,700)	(78,511)	(91,447)	(26,529)	(235,874)	**(15,669)**
Debt Issuance	---	200,000	180,000	200,000	90,500	---	---	**---**
Convertible Preferred Stock	---	---	---	---	---	---	250,000	**---**
Refinancing Costs	---	---	---	---	---	---	(54,659)	**(125)**
Stock Repurchases	(114)	---	(40,676)	(37,572)	(36,122)	(2,226)	(451)	**(381)**
Other	2,401	20,049	4,408	12,104	5,444	(1)	(12,967)[b]	**10,140[b]**
Financing Cash Flow	(46,263)	(23,701)	120,032	96,021	(31,625)	(28,756)	(53,951)	**(6,035)**
Exchange rate changes	---	---	---	133	379	399	(99)	**(8)**
Net Increase (Decrease) in Cash	4,674	(5,982)	192,494	(175,678)	50,016	(6,853)	22,218	**(13,000)**

[a] Includes $622.6 million for goodwill and other intangible asset impairment, $97.6 million debt extinguishment charge, $40 million lower of cost or market charge, $11.2 million change of control charges, $9.1 million restructuring charges and $6.3 million asset impairment.

[b] Includes ($13.0) million and ($10.1) million for restricted cash for cash collateralized letters of credit from fiscal 2009 and 2010, respectively.

35

36 Capitalization

- Building complexities - Financial - sustainability Appendices

End Uses for Complexity Classifications 38

Financial Appendix

40 Convertible Preferred Stock Key Terms Regarding Dividend Payments Dividends may be paid in cash (8% annual rate) or in-kind (12% annual rate) at the Company's option: Dividend payment dates: March 15th, June 15th, September 15th and December 15th. Credit facility restrictions: Both our ABL Facility and Term Loan Credit Facility restrict our ability to pay cash dividends until the first quarter of fiscal 2011. Thereafter, cash dividend payments are generally limited to 50% of the consolidated net income accumulated subsequent to August 2, 2009, subject to specified adjustments, less the sum of all previous distributions. Dividend Elimination or "knock-out": The dividend rate becomes 0% permanently, if at any time after April 2012 the trading price of our common stock exceeds $12.75 (adjusted for stock splits, etc.) for 20 consecutive trading days. However, in the event of a default, as defined, certain penalty dividends may be required. * *Subsequent to October 31, 2010, the Company paid $5.55 million of accrued dividends in cash instead of in kind. Therefore, the total number of shares of common stock if converted was reduced to 43,658,276.

41 Simplified Illustration of Diluted EPS Earnings are allocated between those securities that have rights to participate in future dividend distributions based on their relative weighted average ownership interests. Losses are not allocated to participating securities because they are not contractually obligated to fund or otherwise share in those losses. Example B assumes that stock options are dilutive after having applied the treasury stock method. If using the "if converted" method resulted in lower diluted earnings per share than the two class method, the lower amount would generally be reported. However, given the Company's capital structure, this is not likely to occur.

42 Simplified Beneficial Conversion Feature (BCF) Charge Illustration for Paid In-Kind Dividends The daily dividend amount is determined quarterly based on the underlying amount of convertible preferred stock outstanding. The daily dividend amount is accrued at an annual rate of 12% but if it is later paid in cash instead of in-kind, the excess 4% dividend and the related beneficial conversion feature charge would be eliminated in the period in which it is paid. The Company has the option to pay the dividends in cash at 8% or in-kind at 12%, subject to restrictions in the credit facilities for our term loan and ABL revolver. Further, if at any time after April 2012, our stock trades above $12.75 for 20 consecutive trading days, the underlying basic preferred stock dividends are permanently eliminated thereafter. The conversion price of $6.374 reflects the adjustment for the one-for-five reverse stock split that occurred in March 2010. The amount of the beneficial conversion feature charged in any quarter will be the sum of the daily BCF amounts calculated as illustrated above and will depend on the daily closing price of our stock in relation to the $6.374 conversion price. The charge is limited or "capped" at the underlying dividend amount. As an example, based on a daily stock price ranging between $8 and $15, the estimated quarterly charge would be $2 million to $7.9 million. The following table illustrates a few selected dates out of a full quarter's calculation of the BCF charge on our Paid In-Kind Dividends:

Adjusted Earnings (Loss) Per Diluted Share

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Earnings (loss) per diluted share, GAAP basis	$12.15	$4.55	$(9.05)	$6.00	$11.20	$12.08	$15.91	$13.89	$18.49	$(171.18)	$(17.07)
Goodwill and other intangible asset impairment	---	---	17.45	---	---	---	---	---	---	136.26	---
Debt extinguishment and refinancing costs	---	---	---	---	1.45	---	---	---	---	21.70	---
Lower of cost or market adjustment	---	---	---	---	---	---	---	---	0.45	5.85	---
Convertible preferred stock beneficial conversion feature	---	---	---	---	---	---	---	---	---	2.39	13.73
Change in control charges	---	---	---	---	---	---	---	---	---	1.56	---
Restructuring charge	---	0.48	---	---	---	---	---	---	0.15	1.27	0.12
Asset impairment	---	---	---	---	---	---	---	---	---	0.88	0.03
Interest rate swap	---	---	---	---	---	---	---	---	---	0.43	---
Environmental and other contingency adjustments	---	---	---	---	---	---	---	---	---	0.16	0.01
Gain on embedded derivative	---	---	---	---	---	---	---	---	---	---	(0.03)
Executive retirement costs	---	---	---	---	---	---	---	---	0.45	---	---
Group medical benefit	---	---	---	---	---	(0.30)	---	---	---	---	---
Adoption of FAS 123 (R)	---	---	---	---	---	---	0.50	---	---	---	---
"Adjusted" diluted earnings (loss) per share [a,b]	$12.15	$5.03	$8.40	$6.00	$12.65	$11.78	$16.41	$13.89	$19.54	$(0.68)	$(3.21)

[a] The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income.

[b] On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-for-5. As such, we have retrospectively adjusted basic and diluted earnings per share, common stock, stock options, and common stock equivalents for the reverse stock split in all periods presented.

43

44 2009 Recapitalization * On March 5, 2010, the Company filed an amendment to its Certificate of Incorporation to effect the Reverse Stock Split at an exchange ratio of 1-to-5. As such, we have retrospectively adjusted the shares of common stock.

2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Net income (loss) applicable to common shares, GAAP basis $44,407 $16,535 $(33,773) $22,800 $44,890 $51,337 $68,946 $58,568 $73,278 $(753,633) $(311,227) Goodwill and other intangible asset impairment - - - - - - 65,087 - - - - - - - - - - - - - - - - - - 599,966 - - - Debt extinguishment and refinancing costs - - - - - - - - - - - - 5,766 - - - - - - - - - - - - 95,559 (49) Lower of cost or market adjustment - - - - - - - - - - - - - - - - - - - - - - - - 1,687 25,773 - - - Convertible preferred stock beneficial conversion feature - - - - - - - - - - - - - - - - - - - - - - - - - - - 10,526 250,294 Change in control charges - - - - - - - - - - - - - - - - - - - - - - - - - - - 6,880 - - - Restructuring charge - - - 1,745 - - - - - - - - - - - - - - - - - - 652 5,576 2,296 Asset impairment - - - - - - - - - - - - - - - - - - - - - - - - 97 3,875 696 Interest rate swap - - - - - - - - - - - - - - - - - - - - - - - - - - - 1,893 - - - Environmental and other contingency adjustments - - - - - - - - - - - - - - - - - - - - - - - - - - - 687 116 Gain on embedded derivative - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - (609) Executive retirement costs - - - - - - - - - - - - - - - - - - - - - - - - 1,748 - - - - - - Group Medical Benefit - - - - - - - - - - - - - - - (1,250) - - - - - - - - - - - - - - - Adoption of FAS 123 (R) - - - - - - - - - - - - - - - - - - 2,116 1,748 - - - - - - - - - "Adjusted" net income (loss) applicable a to common shares $44,407 $18,280 $31,314 $22,800 $50,656 $50,087 $71,062 $60,316 $77,462 $(2,898) $(58,483) a The Company discloses a tabular comparison of "Adjusted" earnings (loss) per diluted share and net income (loss), which are non-GAAP measures because they are referred to in the text of our press releases and are instrumental in comparing the results from period to period. "Adjusted" diluted earnings (loss) per share and net income (loss) should not be considered in isolation or as a substitute for earnings (loss) per diluted share and net income (loss) as reported on the face of our statement income. 45 Adjusted Net Income (Loss) Applicable to Common Shares

Reconciliation of Quarterly Adjusted EBITDA to Net Income (Loss)

($ in thousands)

	Q1[a, b] 2008	Q2[a, b] 2008	Q3[a, b] 2008	Q4[a, b] 2008	Q1[a, b] 2009	Q2[a, b] 2009	Q3[a, b] 2009	Q4[a, b] 2009	Q1[a, b] 2010	Q2[b] 2010	Q3 2010	Q4 2010
Net Income (Loss)	6,100	13,466	30,494	23,218	(529,981)	(121,571)	2,607	(101,851)	(10,486)	(7,656)	(3,299)	(5,436)
Income Taxes	3,823	8,537	18,554	17,092	(34,861)	(16,382)	1,825	(7,495)	(5,779)	(5,536)	(221)	(1,794)
Interest Expense	8,522	7,748	7,463	7,761	6,623	6,168	6,487	9,578	4,507	4,670	4,392	4,258
Depreciation & Amortization	9,144	8,645	8,665	8,334	8,324	8,436	7,586	7,640	7,522	7,479	7,457	7,309
Stock-Based Compensation	2,871	3,442	1,563	1,628	1,372	1,177	1,241	1,045	801	1,403	1,374	1,375
Goodwill & Other Intangible Asset Impairment	---	---	---	---	517,628	104,936	---	---	---	---	---	---
Cash Restructuring Charges	226	640	43	150	2,479	3,796	1,213	1,564	524	829	551	1,628
Transaction Costs	---	---	---	---	---	629	401	107,718	174	---	---	(250)
Lower of Cost or Market Adjustment, Net	---	---	---	2,739	29,378	10,608	---	---	---	---	---	---
Asset Impairments (recovery)	---	---	---	157	623	5,295	26	347	1,029	(116)	(64)	221
Gain on Embedded Derivative	---	---	---	---	---	---	---	---	(919)	(4)	(7)	(7)
Pre-Acquisition Contingency Adjustment	---	---	---	---	---	---	---	---	---	---	---	178
ADJUSTED EBITDA	30,686	42,478	66,782	61,079	1,585	3,092	21,386	18,546	(2,627)	1,069	10,183	7,482

[a] On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

[b] Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options" as well as certain additional reclassifications due to the further integration of RCC and the rationalization of our operations

Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

46

Reconciliation of Annual Adjusted EBITDA To Net Income (Loss)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008[b]	2009[b]	2010[b]
Net Income (Loss)	37,318	44,577	44,407	16,535	(33,773)[a]	22,800	44,890	51,337	68,946	58,568	73,278	(750,796)	(26,877)
Income Taxes	24,531	32,294	32,866	16,151	19,970	14,758	29,767	37,383	42,213	37,879	48,006	(56,913)	(13,330)
Interest Expense	20,756	35,449	39,069	33,090	21,591	19,777	15,126	16,931	27,353	36,468	31,494	28,856	17,827
Depreciation & Amortization	17,818	28,542	33,487	34,866	22,883	23,007	22,974	24,488	30,292	34,697	34,788	31,986	29,767
401(k) Stock Contributions	2,219	4,144	3,677	3,491	3,581	3,229	5,080	3,849	---	---	---	---	---
Stock-Based Compensation	---	---	---	---	---	---	683	3,684	7,161	8,610	9,504	4,835	4,953
Goodwill & Other Intangible Asset Impairment	---	---	---	---	---	---	---	---	---	---	---	622,564	---
Cash Restructuring Charges	---	---	---	---	---	---	---	---	---	---	1,059	9,052	3,532
Transaction Costs	---	---	---	---	---	---	---	---	---	---	---	108,748	(76)
Lower of Cost or Market Adjustment, Net	---	---	---	---	---	---	---	---	---	---	2,739	39,986	---
Asset Impairment	---	---	---	---	---	---	---	---	---	---	157	6,291	1,070
Non-Cash Real Estate Write Down, Net of Tax	---	---	---	1,330		391	---	---	---	---	---	---	---
Debt Refinancing	---	1,001	---	---	808	---	9,879	---	---	---	---	---	---
Cumulative Effects of Accounting Change, Net of Tax	---	---	---	---	65,087	---	---	---	---	---	---	---	---
Embedded Derivative	---	---	---	---	---	---	---	---	---	---	---	---	(937)
Pre-Acquisition Contingency Adjustment	---	---	---	---	---	---	---	---	---	---	---	---	178
ADJUSTED EBITDA	102,642	146,007	153,506	105,463	100,147	83,962[a]	128,399	137,672	175,965	176,222	201,025	44,609	16,107

[a] Includes a pre-tax non-cash charge of $67.4 million from adopting SFAS No. 142, *Goodwill and Other Intangible Assets.*

[b] On October 20, 2009, the Company amended and restated its Term Note facility which defines adjusted EBITDA. Adjusted EBITDA excludes non-cash charges for goodwill and other asset impairments, lower of cost or market charges and stock compensation as well as certain non-recurring charges. As such, the historical information is presented in accordance with the definition above. Concurrent with the amendment and restatement of the term note facility, the Company entered into an Asset-Backed Lending facility which has substantially the same definition of adjusted EBITDA except that the ABL facility caps certain non-recurring charges. The Company is disclosing adjusted EBITDA, which is a non-GAAP measure, because it is used by management and provided to investors to provide comparability of underlying operational results.

Note: Adjusted EBITDA is defined in the Company's credit facilities, as amended from time to time.

47

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

(in thousands)

	1998	1999	2000	2001	2002	2003	2004	2005	2006[b]	2007[b]	2008[b,c]	2009[b,c]	2010
Operating income (loss), GAAP basis	79,309	108,442	113,670	64,825	72,224	57,163	96,976	104,470	137,985	131,720	154,826	(683,318)	(24,587)
Goodwill and other intangible impairments	---	---	---	---	---	---	---	---	---	---	---	622,564	---
Goodwill amortization	---	11,208	11,468	12,232	---	---	---	---	---	---	---	---	---
Lower of cost or market charge	---	---	---	---	---	---	---	---	---	---	2,739	39,986	---
Change in control charges	---	---	---	---	---	---	---	---	---	---	---	11,168	---
Restructuring charges	---	---	---	2,815	---	---	---	---	---	---	1,059	9,052	3,532
Asset impairments	---	---	---	---	---	---	---	---	---	---	157	6,291	1,070
Executive retirement	---	---	---	---	---	---	---	---	---	---	2,852	---	---
Environmental and other contingency adjs.	---	---	---	---	---	---	---	---	---	---	---	1,115	178
Nonrecurring acquisition expense	2,060	---	---	---	---	---	---	---	---	---	---	---	---
Adjusted operating income (loss) (a)	81,369	119,650	125,138	79,872	72,224	57,163	96,976	104,470	137,985	131,720	161,633	6,756	(19,807)

a The Company discloses a tabular comparison of Adjusted operating income (loss), which is a non-GAAP measure because it is instrumental in comparing the results from period to period. Adjusted operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

b Amounts have been retrospectively adjusted as a result of the adoption, effective November 2, 2009, of ASC Subtopic 470-20, "Debt with Conversion and Other Options."

c Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

48

Reconciliation of Operating Income (Loss) to Adjusted Operating Income (Loss) Excluding Special Charges

For the Year Ended October 31, 2010

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$16,166	$26,791	$(18,438)	$(49,106)	$(24,587)
Restructuring charges	---	510	3,022	---	3,532
Asset impairments	---	147	923	---	1,070
Pre-acquisition contingency adjustment	---	---	178	---	178
"Adjusted" operating income (loss) [a]	16,166	$ 27,448	$ (14,315)	$(49,106)	$ (19,807)

For the Year Ended November 1, 2009

	Metal Coil Coating	Metal Components	Engineered Building Systems	Corporate	Consolidated
Operating income (loss), GAAP basis	$(99,689)	$(130,039)	$(389,007)	$(64,583)	$(683,318)
Goodwill and other intangible asset impairment	98,959	147,239	376,366	---	622,564
Lower of cost or market charge	8,102	17,152	14,732	---	39,986
Change in control charges	---	---	---	11,168	11,168
Restructuring charges	103	1,306	7,440	203	9,052
Asset impairments	---	714	4,368	1,209	6,291
Environmental and other contingency adjustments	---	---	1,115	---	1,115
"Adjusted" operating income (loss) [a]	$ 7,475	$ 36,372	$ 15,014	$(52,003)	$ 6,858

[a] The Company discloses a tabular comparison of "Adjusted" operating income (loss), which is a non-GAAP measure because it is referred to in the text of our press release and is instrumental in comparing the results from period to period. "Adjusted" operating income (loss) should not be considered in isolation or as a substitute for operating income (loss) as reported on the face of our statement of income.

49

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)	Q1 2008[b]		Q1 2009[b]		Q1 2010[b]	
Metal Coil Coating						
Total Sales	62,275	14%	41,501	13%	39,031	17%
Inter-segment	(42,893)		(30,077)		(26,223)	
Third Party Sales	19,382	5%	11,424	4%	12,808	7%
Operating Profit (Loss)	2,687	14%	(63,760)	(558%)	3,119	24%
Metal Components						
Total Sales	145,167	34%	121,480	39%	86,806	38%
Inter-segment	(21,804)		(20,438)		(16,668)	
Third Party Sales	123,363	34%	101,042	39%	70,138	38%
Operating Profit (Loss)	9,519	8%	(128,607)	(127%)	1,791	3%
Engineered Building Systems						
Total Sales	226,224	52%	151,848	48%	101,938	45%
Inter-segment	(7,655)		(4,511)		(2,677)	
Third Party Sales	218,569	61%	147,337	57%	99,261	55%
Operating Profit (Loss)	20,463	9%	(352,214)	(238%)	(5,818)	6%
Consolidated						
Total Sales	433,666	100%	314,829	100%	227,775	100%
Inter-segment	(72,352)		(55,026)		(45,568)	
Third Party Sales	361,314	100%	259,803	100%	182,207	100%
Operating Profit (Loss)	18,510	5%	(557,833)[a]	(214%)	(12,732)	(7%)

[a] Includes special charges: $517.6 million related to goodwill and intangible asset impairments; $29.4 million related to inventory lower of cost or market write downs; and $3.1 million related to plant closings and restructuring.

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

50

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q2 2008[b]		Q2 2009[b]		Q2 2010[b]		YTD Q2 2008[b]		YTD Q2 2009[b]		YTD Q2 2010[b]	
Metal Coil Coating												
Total Sales	80,171	16%	39,526	15%	44,759	18%	142,446	15%	81,027	14%	83,790	17%
Inter-segment	(52,883)		(27,313)		(27,663)		(95,776)		(57,390)		(53,886)	
Third Party Sales	27,288	7%	12,213	5%	17,096	8%	46,670	6%	26,637	5%	29,904	8%
Operating Profit(Loss)	6,698	25%	(42,982)	n/a	4,092	24%	9,385	20%	(106,742)	n/a	7,211	24%
Metal Components												
Total Sales	165,384	33%	101,554	37%	95,069	37%	310,551	33%	223,034	38%	181,875	38%
Inter-segment	(26,031)		(14,874)		(20,693)		(47,835)		(35,312)		(37,361)	
Third Party Sales	139,353	33%	86,680	39%	74,376	37%	262,716	34%	187,722	39%	144,514	37%
Operating Profit(Loss)	15,170	11%	(28,117)	n/a	5,613	8%	24,689	9%	(156,724)	n/a	7,404	5%
Engineered Building Systems												
Total Sales	259,280	51%	128,795	48%	113,403	45%	485,504	52%	280,643	48%	215,341	45%
Inter-segment	(10,151)		(3,407)		(3,302)		(17,806)		(7,918)		(5,979)	
Third Party Sales	249,129	60%	125,388	56%	110,101	55%	467,698	60%	272,725	56%	209,362	55%
Operating Profit(Loss)	25,326	10%	(46,350)	n/a	(5,649)	n/a	45,789	10%	(398,564)	n/a	(11,467)	n/a
Consolidated												
Total Sales	504,835	100%	269,875	100%	253,231	100%	938,501	100%	584,704	100%	481,006	100%
Inter-segment	(89,065)		(45,594)		(51,658)		(161,417)		(100,620)		(97,226)	
Third Party Sales	415,770	100%	224,281	100%	201,573	100%	777,084	100%	484,084	100%	383,780	100%
Operating Profit(Loss)	29,538	7%	(132,018)[a]	n/a	(9,157)	n/a	48,048	6%	(689,851)[a]	n/a	(21,889)	n/a

[a] Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD).

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

51

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q3 2008[c]		Q3 2009[c]		Q3 2010		YTD Q3 2008[c]		YTD Q3 2009[c]		YTD Q3 2010	
Metal Coil Coating												
Total Sales	90,731	15%	44,256	15%	51,200	17%	233,177	15%	125,283	14%	134,990	17%
Inter-segment	(62,842)		(28,196)		(33,315)		(158,618)		(85,586)		(87,201)	
Third Party Sales	27,889	6%	16,060	7%	17,885	7%	74,559	6%	39,697	6%	47,789	8%
Operating Profit(Loss)	11,352	41%	1,016	6%	5,201	29%	20,737	28%	(105,726)	n/a	12,412	n/a
Metal Components												
Total Sales	202,826	35%	113,216	40%	115,507	37%	513,377	34%	336,250	39%	297,382	38%
Inter-segment	(34,367)		(17,134)		(26,090)		(82,202)		(52,446)		(63,451)	
Third Party Sales	168,459	35%	96,082	40%	89,417	37%	431,175	34%	283,804	39%	233,931	37%
Operating Profit(Loss)	32,171	19%	13,128	14%	10,567	12%	56,860	13%	(143,596)	n/a	17,971	n/a
Engineered Building Systems												
Total Sales	292,127	50%	129,819	45%	141,446	46%	777,631	51%	410,462	47%	356,787	45%
Inter-segment	(11,468)		(4,101)		(3,456)		(29,274)		(12,019)		(9,435)	
Third Party Sales	280,659	59%	125,718	53%	137,990	56%	748,357	60%	398,443	55%	347,352	55%
Operating Profit(Loss)	28,506	10%	9,042	7%	(3,112)	2%	74,295	10%	(389,522)	n/a	(14,579)	n/a
Consolidated												
Total Sales	585,684	100%	287,291	100%	308,153	100%	1,524,185	100%	871,995	100%	789,159	100%
Inter-segment	(108,677)		(49,431)		(62,861)		(270,094)		(150,051)		(160,087)	
Third Party Sales	477,007	100%	237,860	100%	245,292	100%	1,254,091	100%	721,944	100%	629,072	100%
Operating Profit(Loss)	55,697	12%	10,227[a]	4%	1,076[b]	1%	103,745	8%	(679,624)[a]	n/a	(20,813)[b]	n/a

[a] Includes special charges: $104.9 million related to goodwill and intangible asset impairments ($622.6 million YTD); $10.6 million related to inventory lower of cost or market write downs ($40.0 million YTD); and $9.1 million related to plant closings and restructuring ($12.2 million YTD).

[b] Includes special charges: $ 0.5 million related to plant closings and restructuring ($2.7 million YTD).

[c] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

52

Reconciliation of Segment Sales to Third Party Segment Sales

($ in thousands)

	Q4 2008[b]		Q4 2009[b]		Q4 2010		YTD Q4 2008[b]		YTD Q4 2009[b]		YTD Q4 2010	
Metal Coil Coating												
Total Sales	72,480	12%	44,614	15%	46,884	16%	305,657	14%	169,897	15%	181,874	17%
Inter-segment	(50,082)		(31,122)		(29,433)		(208,700)		(116,708)		(116,634)	
Third Party Sales	22,398	4%	13,492	6%	17,451	7%	96,957	5%	53,189	5%	65,240	7%
Operating Profit (Loss)	8,575	38%	6,037	45%	3,754	22%	29,312	30%	(99,689)	-187%	16,166	25%
Metal Components												
Total Sales	201,878	33%	122,484	41%	118,475	39%	715,255	34%	458,734	39%	415,857	38%
Inter-segment	(33,043)		(17,156)		(24,329)		(115,245)		(69,602)		(87,780)	
Third Party Sales	168,835	33%	105,328	43%	94,146	39%	600,010	34%	389,132	40%	328,077	38%
Operating Profit (Loss)	25,242	15%	13,557	13%	8,820	9%	82,102	14%	(130,039)	-33%	26,791	8%
Engineered Building Systems												
Total Sales	331,484	55%	128,476	44%	133,959	45%	1,109,115	52%	538,938	46%	490,746	45%
Inter-segment	(14,068)		(3,988)		(4,102)		(43,342)		(16,007)		(13,537)	
Third Party Sales	317,416	63%	124,488	51%	129,857	54%	1,065,773	61%	522,931	55%	477,209	55%
Operating Profit (Loss)	33,857	11%	515	0%	(3,859)	-3%	108,152	10%	(389,007)	-74%	(18,438)	-4%
Consolidated												
Total Sales	605,842	100%	295,574	100%	299,318	100%	2,130,027	100%	1,167,569	100%	1,088,477	100%
Inter-segment	(97,193)		(52,266)		(57,864)		(367,287)		(202,317)		(217,951)	
Third Party Sales	508,649	100%	243,308	100%	241,454	100%	1,762,740	100%	965,252	100%	870,526	100%
Operating Profit (Loss)	51,202	10%	(3,694)	-2%	(3,774)	-2%	154,947	9%	(683,318)[a]	-71%	(24,587)	-3%

[a] Includes special charges: goodwill and intangible asset impairments ($622.6 million YTD); inventory lower of cost or market write downs ($40.0 million YTD); $11.2 million change of control charges ($11.2 million YTD); $1.9 million related to plant closings and restructuring ($15.3 million YTD); and $1.1 million environmental and other contingency adjustments ($1.1 million YTD.)

[b] Amounts have been retrospectively adjusted as a result of certain reclassifications due to the further integration of RCC and the rationalization of our operations.

53

Sustainability appendix Green and Energy Efficiency

55 Environmental and Energy Efficiency Large municipalities continue to adopt Cool Roof and/or LEED as permit requirements Dallas, TX Philadelphia, PA Chicago, IL California 2008 Building Energy Efficiency standards adopted January 1st with low and steep slope cool roof requirements California Green Building Standards (CalGreen) requires an additional 15% energy reduction for state buildings ASHRAE 189.1 adoption has been slower than expected International Green Construction Code (IgCC) continues to be developed and our industry is heavily involved. Scheduled to publish in early 2012. Will likely have Cool Roof and Air Barrier requirements

NCI Green Benefits 56 Metal construction products: Have 25%-35% post-consumer recycled content Are highly durable and have long life spans Are Virtually 100% recyclable Through the use of Cool Roof colors with improved solar reflectivity and emissivity values we are able to: Reduce the heat island effect, which increases environmental temperatures and exacerbates pollution Lower energy consumption in warmer climates Insulated Metal Panels provide higher R-Values per inch, insulation continuity, and a continuous air barrier, increasing energy efficiency. Using less energy: Decreases Green House Gas emissions Lowers operating costs Reduces dependence on foreign fuel Environmental Economic Health and Community

Regulatory Requirements 57 The building envelope is being required to support many of the regulatory demands to increase energy efficiency for the complete building system. The reduction of air infiltration is the next major step in code requirements towards improving the energy efficiency of a building envelope. NCI manufactures products that meet these requirements today. R-Value Source: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Versions as noted. Note: These values are based on averages of all construction types, excluding mass walls and attics, of a representative climate zone (4). Assembly Air Filtration Sources: American Society of Heating Refrigeration, and Air Conditioning Engineers, Energy Standard for Buildings Except Low-Rise Residential Buildings, Addendum bf, First Public Review, June 2009. MBCI Engineering technical Bulletin Nos. 202-01-00 and 175-01-97, Revised 02-27-2002.. Note: Air infiltration volumes are measured at reference pressures that sometimes don't match depending on the applicable standard. In order to compare values, infiltration rates shown have been normalized to ASHRAE's reference pressure of 1.57 psf. Actual data ran at the reference pressure will vary somewhat from this. NCI is an authorized reseller of Metl-Span panels. (r) (r) (r) R-Value Trends in ASHRAE 90.1 Assembly Air Infiltration

Source: Athena Institute EcoCalculator, Version 3.3 for low-rise construction in ASHRAE 90.1 Climate Zone 3, obtained from http://www.athenasmi.org/tools/ecoCalculator/downloadEcoCalculator.php Note: Data shown is for framing (columns and beams) only. Data has been normalized to performance of Pre-Engineered Building System (Short Span) which will have a value of 1.0 for all impacts accordingly. Less More Impact Level 58 Life Cycle Assessment LCA Impacts for Various Types of Framing

59 Photovoltaic Systems Solar photovoltaic systems are quite suitable to metal roofs, lowering the lifetime cost per watt. Decreased installation expense Roof and module life span compatibility Lower risk due to the lack of roof penetrations These systems can be sold in three ways depending on size and viability as a Power Purchase Agreement (PPA) project: Predesigned kits Custom designed systems Turnkey PPAs through a partner Thin Film Crystalline

Photovoltaic Systems Improved efficiency in low or inclined light conditions Factory Applied Approximately 6 Watts per square foot rated capacity More efficient in bright/direct sun Inexpensive and readily available locally Approximately 12 Watts per square foot rated capacity Actual production can be predicted and design optimized using solar modeling software. The cost per watt of these two systems varies from $4.75/Watt to $3.00/Watt as the system size increases. Thin Film Crystalline 60

61 Photovoltaic Systems Metal is the only roof material that outlives PV system Saves cost of removal and replacement involved with other roof materials Penetration-free mounting Crystalline modules are mechanically connected Thin-film modules are adhered Rail systems typically used on flat roof systems can be eliminated. Price point can be justified because it protects a valuable asset Advantages of Metal Roofs

10943 North Sam Houston Parkway West Houston, Texas 77064 www.ncilp.com 010311